THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (THE "SECURITIES ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNTIL A REGISTRATION STATEMENT WITH RESPECT THERETO IS DECLARED EFFECTIVE UNDER SUCH ACT AND SUCH APPLICABLE STATE LAWS OR THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE COMPANY THAT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH APPLICABLE STATE LAWS IS AVAILABLE.



                          AMERICAN UNITED GLOBAL, INC
                          7.5% SECURED PROMISSORY NOTE
                               DUE APRIL 30, 2007


$250,000                                                            May 17, 2002


FOR VALUE RECEIVED, the undersigned, AMERICAN UNITED GLOBAL, INC., a Delaware corporation with an office at 11108 NE 106th Place, Kirkland, Washington, 98033 ("AUGI"), promises to pay to The Rubin Family Irrevocable Stock Trust with an address at 18 Pine Tree Drive, Great Neck, New York 11024 ("Holder"), on the earlier to occur of (i) AUGI's receipt of additional capital from any source, other than proceeds from the Rights Offering as defined below, in excess of $1,000,000, or (ii) April 30, 2007 (either date the "Maturity Date"), the principal amount of Two Hundred Fifty Thousand Dollars ($250,000) in lawful money of the United States of America (the "Principal") together with all accrued interest. The Rights Offering is that proposed offering of rights by AUGI to its shareholders to purchase Units for an aggregate dollar amount of up to $3,000,000. Each Unit is comprised of a 7.5% promissory note in the principal amount of $666 and 1, 332 shares of common stock (the "Rights Offering"). In connection with the Rights Offering the Holder has agreed to act as the Standby-Purchaser and will subscribe to purchase, in addition to those Units purchased upon the exercise of its subscription rights, any remaining Units, up to a total purchase price of $750,000, or approximately 1,125 Units. The Holder has agreed to provide the principal amount of this Note as a bridge financing to the Rights Offering.


1.       Interest.

Interest shall accrue at a rate of 7.5% per annum from the date hereof, and be payable upon the Maturity Date. Interest will be computed on the basis of a 360-day year of twelve 30 day months.

2.       Method of Payment.

AUGI will pay the Principal due under the Note in money of the United States that at the time of payment is legal tender for the payment of public and private debts. AUGI may, however, pay Principal and Interest by its check, subject to collection, payable in such money.

3.    Additional Consideration.

In light of AUGI's need for working capital, the Holder has agreed to provide the Principal amount of $250,000, which is represented by this Note. As additional consideration for this Note, AUGI will issue six shares of common stock for each dollar represented by this Note, for an aggregate of 1,500,000 shares of common stock to be issued to the Holder (the "Shares"). The Holder acknowledges that this Note and the Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and that the Note and the Shares are being issued on the basis of the statutory exemption provided by
Section 4(2) of the Securities Act. The Holder agrees that no sale, assignment, hypothecation or transfer of this Note or the Shares shall be valid or effective, and AUGI shall not be required to give effect to any such sale, assignment, hypothecation or transfer unless (i) the sale, assignment, hypothecation or transfer of the Note or the Shares is registered under the Securities Act, which registration the Company has no obligation or intention to effect, or (ii) the Note or Shares are sold, assigned, hypothecated or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act, or such sale, assignment, or transfer is otherwise exempt from registration under the Securities Act.

4.     Security Interest.

To ensure the repayment of this Note, AUGI has granted the Holder a first priority security interest in 1,222,586 shares of Western Power and Equipment Corporation, which AUGI currently owns. The security interest will terminate upon the earlier to occur of (i) the repayment of Principal and Interest due under this Note, (ii) the closing by AUGI of the Rights Offering for a minimum amount of $750,000, or (iii) the closing of any other financing in excess of $1,000,000 resulting in repayment of the Note.

5       Representations and Warranties of AUGI.

AUGI represents and warrants that it: (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power to carry on its business as now conducted and to own its properties and assets it now owns; (ii) has full power and authority to execute and deliver this Note, and that the execution and delivery of this Note will not result in the breach of or default under, with or without the giving of notice and/or the passage of time, any other agreement, arrangement or indenture to which it is a party or by which it may be bound, or the violation of any law, statute, rule, decree, judgment or regulation binding upon it; and (iii) has taken and will take all acts required, including but not limited to authorizing the signatory hereof on its behalf to execute this Note, so that upon the execution and delivery of this Note, it shall constitute the valid and legally binding obligation of AUGI enforceable in accordance with the terms thereof.

6.       Defaults and Remedies.

(a) Events of Default. The occurrence or existence of any one or more of the following events or conditions (regardless of the reasons therefore) shall constitute an "Event of Default" hereunder:

          (i) AUGI shall fail to make any payment of Principal or Interest when due and payable or declared due and payable pursuant to the terms hereof and such failure shall remain uncured for a period of 30 days after notice thereof has been given by Holder to AUGI;

          (ii) A case or proceeding shall have been commenced against AUGI in a court having competent jurisdiction seeking a decree or order in respect of AUGI, (A) under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law; (B) appointing a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of AUGI, or (C) ordering the winding-up or liquidation of the affairs of AUGI, or any of its subsidiaries, and such case or proceeding shall remain unstayed or undismissed for a period of 90 consecutive days or such court shall enter a decree or order granting the relief sought in such case or proceeding; or

          (iii) AUGI shall (A) file a petition seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended, or any other applicable federal, state or foreign bankruptcy or other similar law; or (B) consent to the institution of proceedings thereunder or to the filing of any such petition or to the appointment of or the taking of possession by a custodian, receiver, liquidator, assignee, trustee or sequestrator (or similar official) of AUGI, its properties.

(b) Remedies. Upon the occurrence of an event of Default specified in Paragraphs 4 (ii) and (iii) above, all Obligations then remaining unpaid hereunder shall immediately become due and payable without notice. Upon the occurrence of any other Event of Default, may thereafter, at its option immediately by notice to AUGI, declare all Obligations then remaining unpaid hereunder immediately due and payable, whereupon the same shall forthwith mature and become due and payable, without any further notice to AUGI and without presentment, demand, protest or notice of protest, all of which are hereby waived by AUGI. Upon a declaration of acceleration, the entire Obligations then remaining unpaid hereunder shall become immediately due and payable in full plus all reasonable costs and expenses of the collection and enforcement of this Note, including reasonable attorney's fees and expenses, all of which shall be added to the amount due under this Note. The rights, powers, privileges and remedies of Holder pursuant to the terms hereof are cumulative and not exclusive of any other rights, powers, privileges and remedies which Holder may have under this Note or any other instrument or agreement.

7.      AUGI's Right to Prepay.

AUGI may prepay this Note or any portion thereof at any time on not less than 10 day's notice to Holder together with accrued Interest to the date fixed for repayment.


8.      Limitation of Liability.

A director, officer, employee or stockholder, as such, of AUGI shall not have any liability for any obligations of AUGI under this Note or for any claim based on, in respect or by reason of such obligations or their creation. Holder, by accepting this Note, waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

9.      Miscellaneous.

(a) Effect of Forbearance. No forbearance, indulgence, delay or failure to exercise any right or remedy by Holder with respect to this Note shall operate as a waiver or as an acquiescence in any default.

(b) Effect of Single or Partial Exercise of Right. No single or partial exercise of any right or remedy by Holder shall preclude any other or further exercise thereof or any exercise of any other right or remedy by Holder.

(c) Governing Law. This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State.

(d) Headings. The headings and captions of the various paragraphs herein are for convenience of reference only and shall in no way modify any of the terms or provisions of this Note.

(e) Loss, Theft, Destruction or Mutilation. Upon receipt by AUGI of evidence reasonably satisfactory to it of loss, theft, destruction or mutilation of this Note, AUGI shall make and deliver or caused to be made and delivered to Holder a new Note of like tenor in lieu of this Note.

(f) Modification of Note or Waiver of Terms Thereof Relating to Holder. No modification or waiver of any of the provisions of this Note shall be effective unless in writing and signed by Holder and AUGI and then only to the extent set forth in such writing, nor shall any such modification or waiver be applicable except in the specific instance for which it is given. This Note may not be discharged orally but only in writing duly executed by Holder.

(g) Notice. All offers, acceptances, notices, requests, demands and other communications under this Note shall be in writing and, except as otherwise provided herein, shall be deemed to have been given only when delivered in person, via facsimile transmission if receipt thereof is confirmed by the recipient, or, if mailed, when mailed by certified or registered mail prepaid, to the parties at their respective addresses first set forth above, or at such other address as may be given in writing in future by either party to the other.

(h) Successors and Assigns. This Note shall be binding upon AUGI, its successors, assigns and transferees, and shall inure to the benefit of and be enforceable by Holder and its successors and assigns.

(i) Severability. If one or more of the provisions or portions of this Note shall be deemed by any court or quasi-judicial authority to be invalid, illegal or unenforceable in any respect, the invalidity, illegality or unenforceability of the remaining provisions, or portions of provisions contained herein shall not in any way be affected or impaired thereby, so long as this Note still expresses the intent of the parties. If the intent of the parties cannot be preserved, this Agreement shall either be renegotiated or rendered null and void.

IN WITNESS WHEREOF, AUGI has caused this Note to be executed on its behalf by an officer thereunto duly authorized as of the date set forth above.

                                                American United Global, Inc.



                                           By: /s/ David M. Barnes
                                               _________________________________
                                               David M. Barnes
                                               Chief Financial Officer


AGREED AND ACCEPTED

The Rubin Family Irrevocable Stock Trust


By:/s/ Margery Rubin
_____________________________
Margery Rubin, Trustee

By: /s/ Robert Schulman
_____________________________
Robert Schulman, Trustee